Neuberger Berman Advisers Management Trust®

Mid Cap Growth Portfolio
Class S

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2017, each as amended and supplemented

This supplement describes important changes affecting Class S shares of the Mid Cap Growth Portfolio (the “Fund”) effective November 1, 2017. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC at 877-628-2583.

Effective November 1, 2017, the following information supplements and supersedes any contrary information in the Summary Prospectus, Prospectus and Statement of Additional Information:

(1) The fee table and expense example included in the Fund’s Class S Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.84
Distribution and/or shareholder service (12b-1) fees	0.25
Other expenses	0.15
Acquired fund fees and expenses	0.01
Total annual operating expenses	1.25
Fee waiver and/or expense reimbursement	0.14
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	1.11
1 Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that the total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.10% of average net assets. This undertaking lasts until 12/31/2020 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expense to exceed 1.10%  of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the

Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$113	$353	$644	$1,472

(2) All references to the current contractual expense limitation arrangements in the Fund’s Class S Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted and replaced with the following:

Share Class	Limitation Period	Expense Limitation
Class S	12/31/2020	1.10%^
^ Excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any.

The date of this supplement is October 13, 2017.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com